Leases - Summary of Lease Cost (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Operating lease expense	¥ 40,001	¥ 32,781	¥ 30,540
Short-term lease expense	16,438	17,113	19,149
Total lease expense	¥ 56,439	¥ 49,894	¥ 49,689
Cash paid for amounts included in the measurement of lease liabilities:
Weighted-average remaining lease term (in years) – operating leases	2 years 7 months 6 days
Weighted-average discount rate – operating leases	4.80%